EXHIBIT 4.1

                                                            RUBY MINING COMPANY

     NUMBER                                                                                                            SHARES

                                                    [GRAPHICS OMITTED - COMPANY LOGO]


INCORPORATED UNDER THE LAWS OF COLORADO                                                   AUTHORIZED CAPITAL STOCK 20,000,000 SHARES
                                                                                                    PAR VALUE 1 MILL EACH


This Certifies That

                                                                                             C U S I P      7 8 1 1 6 8      10   9

is the owner of                                                                                  Shares of the Common Stock


                             RUBY MINING COMPANY     FULLY PAID AND
                                                      NON-ASSESSABLE

Transferable only on the books of this Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by transfer agent.

         In Witness Whereof, the said Company has caused this Certificate to be endorsed by the face-
simile signatures of its duly authorized officers and to be sealed with facsimile seal of the Company.



Dated


_______________________________________  [GRAPHICS OMITTED  - COMPANY SEAL]  ___________________________________
                        SECRETARY                                                             PRESIDENT

                    TRANSFER FEE $5.00 Per Certificate Issued

                              KEY TO ABBGREVIATIONS

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common              UNIF GIFT MIN ACT ....Custodian ....
TEN ENT --as tenants by the entireties                       (Cust)      (Minor)
JT TEN  --as joint tenants with right of                  under Uniform Gifts to
           survivorship and not as ten-                   Minors Act __________
           ants in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _________________________ hereby sell, assign and transfer unto PLASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________________________________________


--------------------------------------------------------------------------------
            (PLEASE PRING OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                          --------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

            Dated,
                   -----------------------------------

NOTICE: THE SIGNATURE(S) ---------------- X
                                            ------------------------------------
TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAMES(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTIC-
ULAR, WITHOUT ALTERATION OR ENLARGE-         -----------------------------------
MENT OR ANY CHANGE WHATEVER.

SIGNATURE MUST BE GUARANTEED BY A NATIONAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EX-CHANGE, PACIFIC COAST STOCK EXCHANGES, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE, PHILADEPHIA -- BALTIMORE - WASHINGTON STOCK EXCHANGE.

            SIGNATURE GUARANTEED BY:
                                             -----------------------------------

                                             -----------------------------------
                                                             FIRM

                                             -----------------------------------
                                                CITY                    STATE